Exhibit 10.5

AMENDMENT TO

CHANGE OF CONTROL AGREEMENT

[*], 2017

[Name]

[Address]

[City][State][Zip

Re: Amendment to Change of Control Agreement

Dear [*]:

As you know, Memorial Production Partners LP (the “Partnership”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) on January 16, 2017 to implement a prenegotiated restructuring pursuant to the Joint Plan of Reorganization of Memorial Production Partners LP, et al, as amended from time to time (the “Plan of Reorganization”). In connection with such restructuring, the Partnership’s general partner Memorial Production Partners GP LLC (the “Company”) and certain of the Debtors’ creditors agreed to amend that certain Change of Control Agreement with the Company, dated May 4, 2016 (the “CoC Agreement”), pursuant to Section 9 of the CoC Agreement, which permits such amendment by means of a written instrument agreed by both parties, as follows:

Effective as of the Effective Date (as defined in the Plan of Reorganization):

1.    Section 2(c) of the CoC Agreement shall be replaced in its entirety to read as follows:

(a)    “Change of Control” has the meaning ascribed to such term in the Long Term Incentive Plan. For clarity, neither the occurrence of the Effective Date nor the consummation of the transactions contemplated by the Plan of Reorganization shall constitute a “Change of Control” for purposes of this Agreement.

2.    Section 2(h) of the CoC Agreement shall be replaced in its entirety to read as follows:

(a)    “Long Term Incentive Plan” means that certain management incentive plan attached as Exhibit I to that certain plan supplement filed by the Partnership with the Bankruptcy Court on March 31, 2017, as amended from time to time.

All references in the CoC Agreement to “Agreement” and any other references of similar effect shall hereinafter refer to the CoC Agreement as amended by this letter agreement. Except as expressly modified by this letter agreement, the CoC Agreement shall remain in full force and effect. This letter agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, relating thereto. Pursuant to the restructuring transactions contemplated by the Plan of Reorganization, the CoC Agreement will be transferred to Amplify Acquisitionco Inc., a Delaware corporation (“Acquisitionco”); and Acquisitionco will assume all obligations under the CoC Agreement.

Effective as of immediately following such transfer, and without any further action by the parties hereto, Acquisitionco shall assign, and Amplify Energy Corp., a Delaware corporation (“Amplify”), the parent of Acquisitionco, shall expressly assume and agree to perform, all of Acquisitionco’s obligations under the CoC Agreement, as amended by this letter agreement, in the same manner and to the same extent that Acquisitionco would be required to perform if no such assignment and assumption had taken place.

This letter agreement shall inure to the benefit of and be binding upon you, Amplify and their respective heirs, executors, administrators, and successors. For the avoidance of doubt, as of the Effective Date, all references in the CoC Agreement to (i) the “Company” or the “Partnership” shall mean Amplify Energy Corp. and (ii) the “Company Group” shall mean Amplify Energy Corp. and its subsidiaries.

If the foregoing conforms to your understanding, please indicate your agreement to the terms hereof by signing where indicated below and returning one copy of this Agreement to the undersigned.

[signature page follows]

[Signature Page – Amendment to Change of Control Agreement]

IN WITNESS WHEREOF, this letter agreement is executed effective as of the date first set forth above.

AMPLIFY ACQUISITIONCO INC.

By:
Name:
Title:

AMPLIFY ENERGY CORP.

By:
Name:
Title:

ACCEPTED AND AGREED TO AS OF THE DATE FIRST SET FORTH ABOVE:

Name:

3

[Signature Page – Amendment to Change of Control Agreement]